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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 22, 2005


                            CIT Funding Company, LLC
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        000-30501                                         22-3634034
(Commission File Number)                       (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                   07039
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.        Other Events

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Schulte Roth & Zabel LLP, counsel to the Registrant, in connection with the proposed offering of the CIT Equipment Collateral 2005-VT1 Receivable-Backed Notes.

Item 9.01.        Financial Statements and Exhibits

 (c)     Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.    Description
-----------    -----------

5.1            Legality Opinion of Schulte Roth & Zabel LLP

8.1            Tax Opinion of Schulte Roth & Zabel LLP

23.1           Consent of Schulte Roth & Zabel LLP (included in Exhibits 5.1 and 8.1)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIT FUNDING COMPANY, LLC


                                        By:      /s/ Usama Ashraf
                                            -------------------------------

                                        Name:        Usama Ashraf
                                        Title:       Vice President




Dated:  March 22, 2005